                                                                    EXHIBIT 99.1

================================================================================
                                                        Monthly Operating Report
  ---------------------------------------------
   CASE NAME:   Physicians Resource Group, Inc.               ACCRUAL Basis

   CASE NUMBER: 00-30748-RCM

   JUDGE:       Robert C. McGuire
  ---------------------------------------------



                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                          MONTH ENDING: July 31, 2000





 I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
 ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
   THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.



RESPONSIBLE PARTY:

           /s/ Michael Yeary                            President
  --------------------------------------- -------------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

               Michael Yeary                            20-Aug-00
  --------------------------------------- -------------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                     DATE


PREPARER:

           /s/ Karen G. Nicolaou                 Controller - Secretary
  --------------------------------------- -------------------------------------
       ORIGINAL SIGNATURE OF PREPARER                     TITLE

             Karen G. Nicolaou                          20-Aug-00
  --------------------------------------- -------------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                     DATE

================================================================================

                              PAGE: 1 OF 1 PAGES

==============================================================================================================
                                                                Monthly Operating Report
    ---------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                    ACCRUAL BASIS-1

     CASE NUMBER: 00-30748-RCM
    ---------------------------------------------


    ---------------------------------------------
             COMPARATIVE BALANCE SHEET
                     UNAUDITED                           ******** AMOUNTS ARE UNAUDITED *******
    ==========================================================================================================
                                                      SCHEDULE            January       February       March
     ASSETS                                          AMOUNT (1) *
    ----------------------------------------------------------------------------------------------------------
      1    UNRESTRICTED CASH                          46,847,552               -     48,483,735     48,254,575
    ----------------------------------------------------------------------------------------------------------
      2    RESTRICTED CASH - PAYROLL TAX REFUND          899,566               -        905,566        832,117
    ----------------------------------------------------------------------------------------------------------
           RESTRICTED CASH - EYE CORP
    ----------------------------------------------------------------------------------------------------------
           RESTRICTED CASH - PRG GEORGIA
    ----------------------------------------------------------------------------------------------------------
           RESTRICTED CASH - AOI
    ----------------------------------------------------------------------------------------------------------
           RESTRICTED CASH - ESCROW STOCK REFUNDS
    ----------------------------------------------------------------------------------------------------------
      3    TOTAL CASH                                 47,747,118               -     49,389,301     49,086,692
    ----------------------------------------------------------------------------------------------------------
      4    ACCOUNTS RECEIVABLE (NET)                   2,963,426               -         10,561          6,991
    ----------------------------------------------------------------------------------------------------------
      5    INVENTORY                                           -               -              -              -
    ----------------------------------------------------------------------------------------------------------
      6    NOTES REC (SEE SCHEDULE)                      529,848               -        529,878        519,948
    ----------------------------------------------------------------------------------------------------------
      7    PREPAID EXPENSES                            2,643,776               -      2,394,106      2,227,692
    ----------------------------------------------------------------------------------------------------------
      8    OTHER (ATTACH LIST)                                 -               -        459,533        520,581
    ----------------------------------------------------------------------------------------------------------
      9    TOTAL CURRENT ASSETS                       53,884,168               -     52,783,378     52,361,903
    ----------------------------------------------------------------------------------------------------------
     10    PROPERTY, PLANT & EQUIPMENT                   201,837               -      4,525,708      4,485,554
    ----------------------------------------------------------------------------------------------------------
     11    LESS: ACCUM DEPRECATION                             -               -     (3,281,910)    (3,322,094)
    ----------------------------------------------------------------------------------------------------------
     12    NET PROPERTY, PLANT & EQUIP                   201,837               -      1,243,798      1,163,461
    ----------------------------------------------------------------------------------------------------------
     13    DUE FROM INSIDERS                                   -               -              -              -
    ----------------------------------------------------------------------------------------------------------
     14    OTHER ASSETS NET (ATTACH LIST)             80,910,621               -     76,928,562     76,936,716
    ----------------------------------------------------------------------------------------------------------
     15    OTHER (ATTACH LIST)                            40,390               -         40,390         20,072
    ----------------------------------------------------------------------------------------------------------
     16    TOTAL ASSETS                              135,037,016               -    130,996,128    130,482,152
    ==========================================================================================================

 =============================================================================================================
                                                      April            May           June           July
  ------------------------------------------------------------------------------------------------------------
     ASSETS
      1    UNRESTRICTED CASH                          47,772,167      47,279,916     28,401,239     27,882,364
  ------------------------------------------------------------------------------------------------------------
      2    RESTRICTED CASH - PAYROLL TAX REFUND          840,060         843,161        857,139        892,448
  ------------------------------------------------------------------------------------------------------------
           RESTRICTED CASH - EYE CORP                                                 4,269,130      4,292,830
  ------------------------------------------------------------------------------------------------------------
           RESTRICTED CASH - PRG GEORGIA                                              3,562,598      3,582,321
  ------------------------------------------------------------------------------------------------------------
           RESTRICTED CASH - AOI                                                     15,977,588     16,067,029
  ------------------------------------------------------------------------------------------------------------
           RESTRICTED CASH - ESCROW STOCK REFUNDS                                        20,385         20,314
  ------------------------------------------------------------------------------------------------------------
      3    TOTAL CASH                                 48,612,227      48,123,077     53,088,078     52,737,307
  ------------------------------------------------------------------------------------------------------------
      4    ACCOUNTS RECEIVABLE (NET)                           -       5,481,023              -              -
  ------------------------------------------------------------------------------------------------------------
      5    INVENTORY                                           -               -              -              -
  ------------------------------------------------------------------------------------------------------------
      6    NOTES REC (SEE SCHEDULE)                      519,133         516,375        491,503        257,880
  ------------------------------------------------------------------------------------------------------------
      7    PREPAID EXPENSES                            2,052,927       1,892,640      1,842,429      1,712,238
  ------------------------------------------------------------------------------------------------------------
      8    OTHER (ATTACH LIST)                           528,186         547,873        567,018        563,358
  ------------------------------------------------------------------------------------------------------------
      9    TOTAL CURRENT ASSETS                       51,712,473      56,560,988     55,989,028     55,270,783
  ------------------------------------------------------------------------------------------------------------
     10    PROPERTY, PLANT & EQUIPMENT                 4,485,554       4,240,275      4,259,439      4,295,825
  ------------------------------------------------------------------------------------------------------------
     11    LESS: ACCUM DEPRECATION                    (3,379,131)     (3,313,918)    (3,370,147)    (3,429,571)
  ------------------------------------------------------------------------------------------------------------
     12    NET PROPERTY, PLANT & EQUIP                 1,106,423         926,357        889,292        866,254
  ------------------------------------------------------------------------------------------------------------
     13    DUE FROM INSIDERS                                   -               -              -              -
  ------------------------------------------------------------------------------------------------------------
     14    OTHER ASSETS NET (ATTACH LIST)             76,936,716      76,936,716     76,587,643     76,587,643
  ------------------------------------------------------------------------------------------------------------
     15    OTHER (ATTACH LIST)                            20,072          21,572         22,071         22,071
  ------------------------------------------------------------------------------------------------------------
     16    TOTAL ASSETS                              129,775,684      134,445,633   133,488,034    132,746,751
  ============================================================================================================

==============================================================================================================



                              PAGE: 1 OF 2 PAGES

  =================================================================================================================
                                                                      Monthly Operating Report

  ---------------------------------------------
   CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                             ACCRUAL BASIS-1

   CASE NUMBER: 00-30748-RCM
  ---------------------------------------------

  ---------------------------------------------
             COMPARATIVE BALANCE SHEET
                     UNAUDITED                                  ******** AMOUNTS ARE UNAUDITED *******
   ================================================================================================================
                                                            SCHEDULE           JANUARY        FEBRUARY        MARCH
     LIABILTIES                                             AMOUNT (1) *
   ---------------------------------------------
     POSTPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------
     17    ACCOUNTS PAYABLE                                                          -          3,487         57,986
   --------------------------------------------------------            ---------------------------------------------
     18    TAXES PAYABLE                                                             -              -              -
   --------------------------------------------------------            ---------------------------------------------
     19    NOTES PAYABLE                                                             -              -              -
   --------------------------------------------------------            ---------------------------------------------
     20    PROFESSIONAL FEES                                                         -        435,600        815,800
   --------------------------------------------------------            ---------------------------------------------
     21    SECURED DEBT                                                              -              -              -
   --------------------------------------------------------            ---------------------------------------------
     22    OTHER (ATTACH LIST)                                                       -        131,847        124,705
   --------------------------------------------------------            ---------------------------------------------
     23    TOTAL POSTPETITION LIABILITIES                                            -        570,934        998,491
   =================================================================================================================
     PREPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------
     24    SECURED DEBT                                              -               -              -              -
   -----------------------------------------------------------------------------------------------------------------
     25    PRIORITY DEBT                                       569,603               -        569,603        569,603
   -----------------------------------------------------------------------------------------------------------------
     26    UNSECURED DEBT                                  135,307,165               -    140,982,547    141,098,226
   -----------------------------------------------------------------------------------------------------------------
     27    OTHER (ATTACH LIST)                                       -               -        442,726        442,726
   -----------------------------------------------------------------------------------------------------------------
     28    TOTAL PREPETITION LIABILITIES                   135,876,768               -    141,994,876    142,110,554
   -----------------------------------------------------------------------------------------------------------------
     29    TOTAL LIABILITIES                               135,876,768               -    142,565,810    143,109,045
   =================================================================================================================
     EQUITY
   -----------------------------------------------------------------------------------------------------------------
     30    PREPETITION OWNERS EQUITY                          (839,752)              -    (10,944,475)   (11,050,372)
   -----------------------------------------------------------------------------------------------------------------
     31    POSTPETITION CUMULATIVE PROFIT OR (LOSS)                                  -       (625,207)    (1,576,520)
   --------------------------------------------------------            ---------------------------------------------
     32    DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)                             -              -              -
   -----------------------------------------------------------------------------------------------------------------
     33    TOTAL EQUITY                                       (839,752)              -    (11,569,682)   (12,626,893)
   -----------------------------------------------------------------------------------------------------------------
     34    TOTAL LIABILITIES & OWNERS EQUITY               135,037,016               -    130,996,128    130,482,152
   -----------------------------------------------------------------------------------------------------------------



   =================================================================================================================
     LIABILTIES                                                 APRIL           May            June           July
   ---------------------------------------------
     POSTPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------
     17    ACCOUNTS PAYABLE                                    348,108         349,955        336,046        410,643
   -----------------------------------------------------------------------------------------------------------------
     18    TAXES PAYABLE
   -----------------------------------------------------------------------------------------------------------------
     19    NOTES PAYABLE
   -----------------------------------------------------------------------------------------------------------------
     20    PROFESSIONAL FEES                                 1,044,868       1,194,868      1,152,003      1,273,401
   -----------------------------------------------------------------------------------------------------------------
     21    SECURED DEBT
   -----------------------------------------------------------------------------------------------------------------
     22    OTHER (ATTACH LIST)                                 201,261         131,644        157,792        251,481
   -----------------------------------------------------------------------------------------------------------------
     23    TOTAL POSTPETITION LIABILITIES                    1,594,237       1,676,468      1,645,841      1,935,525
   =================================================================================================================
     PREPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------
     24    SECURED DEBT                                                                             -
   -----------------------------------------------------------------------------------------------------------------
     25    PRIORITY DEBT                                       566,693      566,693.00        566,693        566,693
   -----------------------------------------------------------------------------------------------------------------
     26    UNSECURED DEBT                                  140,927,149  140,860,189.21    140,844,624    140,891,453
   -----------------------------------------------------------------------------------------------------------------
     27    OTHER (ATTACH LIST)                                 444,697      444,697.48        444,697        476,591
   -----------------------------------------------------------------------------------------------------------------
     28    TOTAL PREPETITION LIABILITIES                   141,938,540     141,871,580    141,856,014    141,934,736
   -----------------------------------------------------------------------------------------------------------------
     29    TOTAL LIABILITIES                               143,520,015     143,548,047    143,501,856    143,870,261
   =================================================================================================================
     EQUITY
   -----------------------------------------------------------------------------------------------------------------
     30    PREPETITION OWNERS EQUITY                       (10,948,771)    (10,947,989)   (11,278,792)   (11,325,751)
   -----------------------------------------------------------------------------------------------------------------
     31    POSTPETITION CUMULATIVE PROFIT OR (LOSS)         (2,795,560)      1,845,575      1,264,971        202,241
   -----------------------------------------------------------------------------------------------------------------
     32    DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)             -               -              -
   -----------------------------------------------------------------------------------------------------------------
     33    TOTAL EQUITY                                    (13,744,331)     (9,102,414)   (10,013,821)   (11,123,510)
   -----------------------------------------------------------------------------------------------------------------
     34    TOTAL LIABILITIES & OWNERS EQUITY               129,775,684     134,445,633    133,488,034    132,746,751
   -----------------------------------------------------------------------------------------------------------------

====================================================================================================================

         * The balances reported in the "Schedule Amount" column represent the "current market value of the debtors interest in property, without deducting any secrued claim or exemption." The balances in the monthly columns represent Physician Resources Group, Inc.'s historical cost basis in the asset, net of any allowance for the impariment of the asset.

        (1) Amounts included under the "Scheduled Amount" caption have been updated to reflect changes in reported amounts subsequent to filing the debtor's Statement of Financial Affairs. PRG has filed amendments to the original "Statement of Financial Affairs" and will continue to do so as and when appropriate.


                              PAGE: 2 OF 2 PAGES

                                                                 DETAIL SCHEDULE
                                                                 ACCRUAL BASIS 1
----------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                      MONTH:     JULY 2000
CASE NUMBER: 00-30748-RCM                                    ----------------
----------------------------------------------

                                                                          **** AMOUNTS ARE UNAUDITED ****

  ITEM                                                    SCHEDULE
   NO                       DESCRIPTION                    AMOUNT    JAN    FEBRUARY        MARCH       APRIL           MAY
=====================================================================================================  ==========    =========
   6   NOTES RECEIVABLE
       ===========================================
               E. MOORE                                  2,225,000             2,225,000    2,225,000   2,225,000     2,225,000
               HALEY                                        77,215                77,215       77,215      77,215        77,215
               WYLL                                         76,227                76,227       76,227      76,227        76,227
               WESTFIELD                                   250,000               250,000      247,186     241,525       235,798
               FRITCH  (Note 1)                            300,000               300,000      292,819     292,819       292,819
               SHAFRON                                      60,000                60,000       60,000      60,000        60,000
               WILEY                                       150,000               150,000      150,000     150,000       150,000
               DOCTORS VISION CENTER                       146,314               146,314      146,314     146,314       146,314
                                                        ----------            ----------   ----------  ----------    ----------

             TOTAL NOTES RECEIVABLE                      3,284,756             3,284,756    3,274,761   3,269,100     3,263,374
             ESTIMATED RESERVE AMOUNT                   (2,754,878)           (2,754,878)  (2,754,813  (2,749,967)   (2,746,998
                                                                              ----------   ----------  ----------    ----------
             ESTIMATED NET PRINCIPAL BALANCE               529,878               529,878      519,948     519,133       516,376
                                                                              ==========   ==========  ==========    ==========

   7   PREPAID EXPENSES

             INSURANCE PREMIUMS                          1,118,669             1,042,041      983,619     905,708       874,310
             RESOURCES CONNECTION - RETAINER/FEES           92,574                30,046       29,006      29,006        29,000
             GEORGE, DONALDSON & FORD - RETAINER            35,000                35,000       35,000      35,000        35,000
             ANDREWS & KURTH - RETAINER                    283,863               283,863      283,863     283,863       283,863
             ARENT FOX KINTER PLOTKIN & KAHN - RETAINER     14,926                14,926       18,373      18,373        18,373
             HORNTHAL PILEY ELLIS & MALLAND - RETAINER       3,500                 3,500        3,500       3,500         3,500
             JAMES E. BOREN - RETAINER                       8,709                 8,709        8,709      18,709        18,709
             LEE & McINNISH - RETAINER                         709                   709          709         709           709
             MUNSCH HARDT KOPF & HARR - RETAINER            10,000                10,000       10,000      10,000        10,000
             NEAL & HARWELL -RETAINER                        3,611                 3,611        3,611       3,611         3,611
             WOLIN, RIDLEY & MILLER - RETAINER                                    40,875       40,875           -             -
             FARRIS MATTHEWS BRANAN BOBANGO -RETAINER        7,218  X              7,218        7,218       7,073         7,073
             SMYSER, KAPLAN & VESELKA -RETAINER             50,000                50,000       50,000      49,888        49,888
             HOULIHAN & LOKEY - RETAINER                    35,000                35,000       35,000      35,000        35,000
             JACKSON & WALKER - RETAINER                    250,000               250,000      250,00      250,000       250,000
             JONES DAY REAVIS & POGUE -RETAINER             75,000                75,000       75,000      75,000             -
             MANN FRANKFORT -RETAINER                       80,000                80,000       80,000      68,400        68,400
             LAURA JAMES -RETAINER                          20,000                20,000       20,000      20,000        20,000
             DICKSON FLATO -RETAINER                        20,000                20,000       20,000      20,000        20,000
             GRUBB CONSULTING -RETAINER                      8,400                 8,400        8,400       5,495         5,495
             CLOUGH & DOUGHERTY, PLLC -RETAINER             12,500                12,500       12,500      12,500        12,500
             QUANTUM INTERESTS/DAVID HORN -RETAINER         80,000                40,000            -           -             -
             TONY ROVINSKY -RETAINER                         8,000                 5,034        2,674       2,674             -
             DAVID SEGERS -RETAINER                          6,600                 6,600        6,600       6,600         6,600
             AM SURG - PREPAID MANAGEMENT FEES             228,453               174,289      120,124      80,082        40,041
             5005 RIVERWAY - PREPAID RENT                  143,677               134,085      122,911     111,738       100,564
             14800 LANDMARK - PREPAID RENT                  38,793                                              -             -
             BAKERSFIELD CBO - PREPAID RENT                  3,174                                  -           -             -
             ORLANDO CBO - PREPAID RENT                      5,400                 2,700            -           -             -
                                                       -----------            ----------   ----------  ----------    ----------
           TOTAL PREPAID EXPENSES                        2,643,776             2,394,106    2,227,692   2,052,927     1,892,640
                                                       ===========            ==========   ==========  ==========    ==========


    8  OTHER CURRENT ASSETS
       ===========================================



  ITEM
   NO                       DESCRIPTION                    JUNE         JULY
===================================================    -------------  ------------
   6   NOTES RECEIVABLE
       -------------------------------------------
               E. MOORE                                    2,225,000     2,225,000
               HALEY                                          77,215        77,215
               WYLL                                           76,227        76,227
               WESTFIELD                                     230,005             -
               FRITCH  (Note 1)                              270,915       263,492
               SHAFRON                                        60,000        60,000
               WILEY                                         150,000       150,000
               DOCTORS VISION CENTER                         146,314       146,314
                                                       -------------  ------------

             TOTAL NOTES RECEIVABLE                        3,235,676     2,998,248
             ESTIMATED RESERVE AMOUNT                     (2,744,173)   (2,740,368)
                                                       -------------  ------------
           ESTIMATED NET PRINCIPAL BALANCE                   491,503       257,880
                                                       =============  ============
   7   PREPAID EXPENSES

               INSURANCE PREMIUMS                            838,433       795,290
               RESOURCES CONNECTION - RETAINER/FEES           29,006        29,006
               GEORGE, DONALDSON & FORD - RETAINER            35,000        35,000
               ANDREWS & KURTH - RETAINER                    283,863       283,863
               ARENT FOX KINTER PLOTKIN & KAHN - RETAINER     17,854        17,854
               HORNTHAL PILEY ELLIS & MALLAND - RETAINER         106           106
               JAMES E. BOREN - RETAINER                      18,709        18,709
               LEE & McINNISH - RETAINER                         709           709
               MUNSCH HARDT KOPF & HARR - RETAINER             9,935         9,935
               NEAL & HARWELL -RETAINER                        3,611         3,611
               WOLIN, RIDLEY & MILLER - RETAINER              40,875             -
               FARRIS MATTHEWS BRANAN BOBANGO -RETAINER        7,058         7,058
               SMYSER, KAPLAN & VESELKA -RETAINER             49,888        49,888
               HOULIHAN & LOKEY - RETAINER                    35,000             -
               JACKSON & WALKER - RETAINER                   250,000       250,000
               JONES DAY REAVIS & POGUE -RETAINER                  -             -
               MANN FRANKFORT -RETAINER                       68,400        68,400
               LAURA JAMES -RETAINER                          20,000        20,000
               DICKSON FLATO -RETAINER                        20,000        20,000
               GRUBB CONSULTING -RETAINER                      5,495         5,495
               CLOUGH & DOUGHERTY, PLLC -RETAINER             12,500        12,500
               QUANTUM INTERESTS/DAVID HORN -RETAINER              -             -
               TONY ROVINSKY -RETAINER                             -             -
               DAVID SEGERS -RETAINER                          6,600         6,600
               AM SURG - PREPAID MANAGEMENT FEES                   -             -
               5005 RIVERWAY - PREPAID RENT                   89,390        78,216
               14800 LANDMARK - PREPAID RENT                       -             -
               BAKERSFIELD CBO - PREPAID RENT                      -             -
               ORLANDO CBO - PREPAID RENT                          -             -
                                                       -------------  ------------
         TOTAL PREPAID EXPENSES                            1,842,429     1,712,238
                                                       =============  ============


    8  OTHER CURRENT ASSETS
       ===========================================

                              PAGE: 1 OF 3 PAGES

                                                                 DETAIL SCHEDULE
                                                                 ACCRUAL BASIS 1
----------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                      MONTH:     JULY 2000
CASE NUMBER: 00-30748-RCM                                    ----------------
----------------------------------------------

                                                                          **** AMOUNTS ARE UNAUDITED ****

  ITEM                                                      SCHEDULE
   NO                       DESCRIPTION                      AMOUNT    JAN    FEBRUARY        MARCH         APRIL          MAY
======================================================================================================    ----------    ----------
            ACCRUED INTEREST ON NOTES RECEIVABLE                  -               459,532      520,581       528,186       547,873
                                                        -----------            ----------   ----------    ----------    ----------

         TOTAL OTHER CURRENT ASSETS                               -               459,532      520,581       528,186       547,873
                                                        ===========            ==========   ==========    ==========    ==========




   14  OTHER ASSETS NET OF AMORTIZATION
       ================================

            INVESTMENTS IN SUBSIDIARIES                  80,910,621            76,928,562   76,936,716    76,936,716    76,936,716
                                                        -----------            ----------   ----------    ----------    ----------

         TOTAL OTHER ASSETS NET OF AMORTIZATION          80,910,621            76,928,562   76,936,716    76,936,716    76,936,716
                                                        ===========            ==========   ==========    ==========    ==========

       PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE MANAGEMENT SERVICE ORGANIZATIONS AND AMBULATORY SURGICAL
       CENTERS.  FOR AMOUNTS INCLUDED IN THE "SCHEDULE" COLUMN, PRG HAS ESTIMATED THE CURRENT MARKET VALUE TO BE
       APPROXIMATELY $80,000,000 FOR THESE INTERESTS DISCOUNTED APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCIATED WITH REALIZING
       SUCH VALUE, AND EXCLUDING THE VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE PRACTICES BY PRG.
       MONTHLY BALANCES REPRESENT HISTORICAL COST BASIS, LESS ANY RESERVE FOR IMPAIRMENT OF THE ASSET.

   15  OTHER NON-CURRENT ASSETS
       ================================================

            DEPOSIT - CMD REALTY INVESTMENT DALLAS           38,790                38,790       20,072        20,072        20,072
            DEPOSIT-SKYTEL COMMUNICATIONS
            DEPOSIT-FEDERAL EXPRESS                                                     -            -             -         1,500
            DEPOSIT - CATALINA BARBER CORP BAKERSFIELD        1,600                 1,600            -             -             -
                                                        -----------            ----------   ----------    ----------    ----------
         TOTAL OTHER NON-CURRENT ASSETS                      40,390                40,390       20,072        20,072        21,572
                                                        ===========            ==========   ==========    ==========    ==========
   20  POST-PETITION LIABILITIES PROFESSIONAL FEES
       ================================================
            ACCRUAL FOR ANDREWS & KURTH                                                                                    994,868
            ACCRUAL FOR BELL NUNNALLY
            ACCRUAL FOR MANN FRANKFORT
            ACCRUAL FOR HUGHES & LUCE
            ACCRUAL FOR JACKSON WALKER                                                                                     200,000
                                                                                                                        ----------
                                                                                                                         1,194,868
                                                                                                                        ==========
   22  OTHER POST-PETITION LIABILITIES
       ================================================

            ACCRUALS FOR ORDINARY COURSE PROFESSIONALS                            130,597      122,205       199,594        97,750
            ACCRUALS FOR TRAVEL/COMMUNICATIONS                                          -            -             -        30,560
            ACCRUAL FOR US TRUSTEE FEE                                              1,250        2,500         1,667         3,334
                                                                               ----------   ----------    ----------    ----------
                                                                                  131,847      124,705       201,261       131,644
                                                                               ==========   ==========    ==========    ==========

   27  OTHER PRE-PETITION LIABILITIES
       ================================================



  ITEM
   NO                       DESCRIPTION                         JUNE         JULY
===================================================         -------------  ------------
            ACCRUED INTEREST ON NOTES RECEIVABLE                  567,018       583,891
                                                            -------------  ------------

         TOTAL OTHER CURRENT ASSETS                               567,018       583,891
                                                            =============  ============




   14  OTHER ASSETS NET OF AMORTIZATION
       ================================================

            INVESTMENTS IN SUBSIDIARIES                        76,587,643    76,587,643
                                                            -------------  ------------

         TOTAL OTHER ASSETS NET OF AMORTIZATION                76,587,643    76,587,643
                                                            =============  ============







   15  OTHER NON-CURRENT ASSETS
       ================================================

            DEPOSIT - CMD REALTY INVESTMENT DALLAS                 20,072        20,072
            DEPOSIT-SKYTEL COMMUNICATIONS                             499           499
            DEPOSIT-FEDERAL EXPRESS                                 1,500         1,500
            DEPOSIT - CATALINA BARBER CORP BAKERSFIELD
                                                            -------------  ------------

         TOTAL OTHER NON-CURRENT ASSETS                            22,071        22,071
                                                            =============  ============

   20  POST-PETITION LIABILITIES PROFESSIONAL FEES
       ================================================

            ACCRUAL FOR ANDREWS & KURTH                           829,003       931,297
            ACCRUAL FOR BELL NUNNALLY                              23,000        35,949
            ACCRUAL FOR MANN FRANKFORT                                           30,000
            ACCRUAL FOR HUGHES & LUCE                             150,000       160,291
            ACCRUAL FOR JACKSON WALKER                            150,000       115,864
                                                            -------------  ------------

                                                                1,152,003     1,273,401
                                                            =============  ============

   22  OTHER POST-PETITION LIABILITIES
       ================================================

            ACCRUALS FOR ORDINARY COURSE PROFESSIONALS            152,791       249,814
            ACCRUALS FOR TRAVEL/COMMUNICATIONS                          -
            ACCRUAL FOR US TRUSTEE FEE                              5,001         1,667
                                                            -------------  ------------

                                                                  157,792       251,481
                                                            =============  ============

   27  OTHER PRE-PETITION LIABILITIES
       ================================================

                              PAGE: 2 OF 3 PAGES

                                                                 DETAIL SCHEDULE
                                                                 ACCRUAL BASIS 1
----------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                      MONTH:     JULY 2000
CASE NUMBER: 00-30748-RCM                                    ----------------
----------------------------------------------

                                                                          **** AMOUNTS ARE UNAUDITED ****

  ITEM                                                 SCHEDULE
   NO                       DESCRIPTION                 AMOUNT    JAN    FEBRUARY        MARCH            APRIL          MAY
=================================================================================================       ==========    ==========

          EMPLOYMENT TAX & W/H LIABILITY ESCROW   *           -             442,726 *     442,726          444,697       444,697
                                                    -----------          ----------     ---------       ----------    ----------

          TOTAL OTHER PRE PETITION LIABILITIES                -             442,726       442,726          444,697       444,697
                                                    ===========          ==========     =========       ==========    ==========



  ITEM
   NO                       DESCRIPTION                    JUNE               JULY
-------------------------------------------------      --------------    --------------

          EMPLOYMENT TAX & W/H LIABILITY ESCROW               444,697           476,591
                                                       --------------    --------------

          TOTAL OTHER PRE PETITION LIABILITIES                444,697           476,591
                                                       ==============    ==============

    * ACCRUED LIABILITY FOR ADJUSTMENTS WHICH MAY ARISE FORM ERNST & YOUNG'S REVIEW OF IRS TRANSCRIPTS OF EMPLOYMENT TAX ACTIVITY OF PHYSICIANS RESOURCE GROUP, INC. AND AFFILIATED ENTITIES. THIS AMOUNT IS INCLUDED IN THE RESTRICTED CASH BALANCE.

                              PAGE: 3 OF 3 PAGES

======================================================================================            ==================================
                                                                             Monthly Operating Report
-------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                                  ACCRUAL BASIS-2

CASE NUMBER: 00-30748-RCM
-------------------------------------------------

--------------------------------------------------
INCOME STATEMENT                                                        ****** AMOUNTS ARE UNAUDITED ******
UNAUDITED                                        -----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                       JANUARY    FEBRUARY       MARCH        APRIL          MAY       JUNE        JULY       TOTAL
REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
   1    GROSS REVENUES                       -           -           -            -            -                                  -
-------------------------------------------- --------------------------------------------------------------------------------------
   2    LESS: RETURNS & DISCOUNTS            -           -           -            -            -                                  -
-------------------------------------------- --------------------------------------------------------------------------------------
   3    NET REVENUE                          -           -           -            -            -          -           -           -
-------------------------------------------- --------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------------
   4    MATERIAL                             -           -           -            -            -                                  -
-----------------------------------------------------------------------------------------------------------------------------------
   5    DIRECT LABOR                         -           -           -            -            -                                  -
-----------------------------------------------------------------------------------------------------------------------------------
   6    DIRECT OVERHEAD                      -           -           -            -            -                                  -
-----------------------------------------------------------------------------------------------------------------------------------
   7    TOTAL COST OF GOODS SOLD             -           -           -            -            -                                  -
===================================================================================================================================
   8    GROSS PROFIT                         -           -           -            -            -          -           -           -
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
   9    OFFICER/INSIDER COMPENSATION         -      63,750      63,750       63,750       63,750     63,750     371,250     690,000
-----------------------------------------------------------------------------------------------------------------------------------
  10    SELLING & MARKETING                  -           -                                                                        -
-----------------------------------------------------------------------------------------------------------------------------------
  11    GENERAL & ADMINISTRATIVE             -     482,174     531,478      723,904      662,231    364,287     580,722   3,344,766
-----------------------------------------------------------------------------------------------------------------------------------
  12    RENT & LEASE                         -      55,586      83,135       58,337       62,421     37,018      33,618     330,115
-----------------------------------------------------------------------------------------------------------------------------------
  13    OTHER (ATTACH LIST)                  -      54,165      54,165       40,042       40,042     40,042      27,080     255,535
-----------------------------------------------------------------------------------------------------------------------------------
  14    TOTAL OPERATING EXPENSES             -     655,674     732,529      886,033      828,444    505,097   1,012,670   4,620,447
-----------------------------------------------------------------------------------------------------------------------------------
  15    INCOME(LOSS) BEFORE NON-
        OPERATING INCOME & EXPENSE           -    (655,674)   (732,529)    (886,033)    (828,444)  (505,097) (1,012,670) (4,620,447)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
-----------------------------------------------------------------------------------------------------------------------------------
  16    NON-OPERATING INCOME                 -     547,292     296,243      251,012    5,943,767    288,029     272,642   7,598,983
-----------------------------------------------------------------------------------------------------------------------------------
  17    NON-OPERATING EXPENSE                -         108           -       (2,577)                      -                  (2,469)
-----------------------------------------------------------------------------------------------------------------------------------
  18    INTEREST EXPENSE                     -           -           -                                                            -
-----------------------------------------------------------------------------------------------------------------------------------
  19    DEPRECIATION/DEPLETION               -      54,284      59,625       57,038       53,242     56,230      59,424     339,842
-----------------------------------------------------------------------------------------------------------------------------------
  20    AMORTIZATION                         -                                                                                    -
-----------------------------------------------------------------------------------------------------------------------------------
  21    OTHER (ATTACH LIST)                  -                  33,953          (67)      51,806      7,280       3,889      96,861
-----------------------------------------------------------------------------------------------------------------------------------
  22    NET OTHER INCOME & EXPENSES          -     492,900     202,666      196,618    5,838,719    224,519     209,329   7,164,751
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
  23    PROFESSIONAL FEES                    -     461,183     420,200      526,239      366,692    298,359     257,722   2,330,391
-----------------------------------------------------------------------------------------------------------------------------------
  24    U.S. TRUSTEE FEES                    - X     1,250       1,250        4,167        1,667      1,667       1,667      11,668
-----------------------------------------------------------------------------------------------------------------------------------
  25    OTHER (ATTACH LIST)                  -                                                                                    -
-----------------------------------------------------------------------------------------------------------------------------------
  26    TOTAL REORGANIZATION EXPENSES        -     462,433     421,450      530,406      368,359    300,026     259,389   2,342,063
-----------------------------------------------------------------------------------------------------------------------------------
  27    INCOME TAX                           -                                                                                    -
-----------------------------------------------------------------------------------------------------------------------------------
  28    NET PROFIT (LOSS)                    -    (625,207)   (951,313)  (1,219,821)   4,641,916   (580,604) (1,062,730)    202,241
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================

                                                                                     DETAIL SCHEDULES
-------------------------------------------------                                     ACCRUAL BASIS 2
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM                                                            MONTH:        JULY 2000
-------------------------------------------------                                           ------------------------


   ITEM                                                                      *** AMOUNTS ARE UNAUDITED ***

    NO                              DESCRIPTION                          JANUARY      FEBRUARY         MARCH         APRIL
================================================================================================================   --------------
    11         GENERAL & ADMINISTRATIVE:
             ========================================================
                   SALARIES                                                              221,522        231,686       179,593
                   CONSULTING FEES                                                       159,746        101,958       335,318
                   AUDIT FEES
                   PAYROLL TAXES                                                          22,068         42,398        14,772
                   INSURANCE                                                              61,938         58,888        83,900
                   TRAVEL                                                                  2,096          8,108         5,832
                   LODGING                                                                   914          3,839         1,766
                   CONTRACT LABOR                                                          6,732          5,779         8,559
                   OFFICE SUPPLIES & EXPENSE                                               5,144         10,220        11,872
                   POSTAGE & DELIVERY                                                          -          1,519           816
                   TELEPHONE                                                                 935         23,527        76,988
                   MAINTENANCE & REPAIR                                                      456         42,651         2,279
                   DATA PROCESSING                                                           623            906         2,208
                                                                                      ----------     ----------    ----------
                  TOTAL GENERAL & ADMINISTRATIVE                                         482,174        531,479       723,903
                                                                                      ==========     ==========    ==========
                                                                                     X

    13         OTHER OPERATING EXPENSES
             ========================================================
                  ASC MANAGEMENT FEES                                                     54,165         54,165        40,042
                                                                                      ----------     ----------    ----------
                TOTAL OTHER OPERATING EXPENSES                                            54,165         54,165        40,042
                                                                                      ==========     ==========    ==========

    16         NON-OPERATING INCOME
             ========================================================
                  TABOADA SETTLEMENT
                  GAIN (LOSS) ON SALE OF ASSETS                                                -        (22,077)        1,375
                  TAX REFUND                                                               6,664              -             -
                  INTEREST INCOME                                                        190,627        315,080       245,515
                  LEGAL EXPENSE REIMBURSEMENT                                            350,000              -             -

    NO                              DESCRIPTION                                          MAY            JUNE         JULY
==============================================================================  ------------------  -------------  ---------
    11         GENERAL & ADMINISTRATIVE:
             ========================================================
                   SALARIES                                                              142,340        149,020       140,659
                   CONSULTING FEES                                                       307,648        127,981       268,945
                   AUDIT FEES                                                                                          30,000
                   PAYROLL TAXES                                                          13,277         11,578        14,905
                   INSURANCE                                                             131,953         38,194        47,669
                   TRAVEL                                                                  9,189         15,894         7,209
                   LODGING                                                                 3,216          4,874         1,563
                   CONTRACT LABOR                                                          3,533          9,054         5,565
                   OFFICE SUPPLIES & EXPENSE                                              13,795          9,604        13,512
                   POSTAGE & DELIVERY                                                      1,991            869         1,013
                   TELEPHONE                                                              32,709         (8,447)       42,821
                   MAINTENANCE & REPAIR                                                    1,657          5,538         6,143
                   DATA PROCESSING                                                           922            128           719
                                                                                      ----------     ----------    ----------
                  TOTAL GENERAL & ADMINISTRATIVE                                         662,230        364,287       580,723
                                                                                      ==========     ==========    ==========
                                                                                     X

    13         OTHER OPERATING EXPENSES
             ========================================================
                  ASC MANAGEMENT FEES                                                     40,042         40,042        27,080
                                                                                      ----------     ----------    ----------
                 TOTAL OTHER OPERATING EXPENSES                                           40,042         40,042        27,080
                                                                                      ==========     ==========    ==========

    16         NON-OPERATING INCOME
             ========================================================
                  TABOADA SETTLEMENT                                                   5,759,551              -
                  GAIN (LOSS) ON SALE OF ASSETS                                         (114,547)             -
                  TAX REFUND                                                                   -              -
                  INTEREST INCOME                                                        298,748        261,322       272,642
                  LEGAL EXPENSE REIMBURSEMENT                                                  -              -           -

                              PAGE: 1 OF 2 PAGES

                                                                                     DETAIL SCHEDULES
-----------------------------------------------                                       ACCRUAL BASIS 2
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM                                                            MONTH:        JULY 2000
-----------------------------------------------                                             ------------------------

   ITEM                                                                      *** AMOUNTS ARE UNAUDITED ***

    NO                              DESCRIPTION                          JANUARY      FEBRUARY         MARCH         APRIL
  ==============================================================================================================   -------------
                  941 TAX REFUNDS (1996)
                  MISCELLANEOUS                                                                -          3,240         4,123
                                                                                      ----------     ----------    ----------
                 TOTAL OTHER INCOME & EXPENSE                                            547,291        296,243       251,012
                                                                                      ==========     ==========    ==========
    21         NON-OPERATING EXPENSES
             ========================================================
                  PENALTIES & LATE FEES                                                        -         20,096           (67)
                  FRANCHISE TAXES                                                              -              -             -
                  ANNUAL REPORTS                                                               -              -             -
                  PROPERTY TAXES                                                               -         13,857             -
                                                                                      ----------     ----------    ----------
                 TOTAL OTHER NON OPERATING EXPENSES                                            -         33,953           (67)
                                                                                      ==========     ==========    ==========

    NO                              DESCRIPTION                                          MAY            JUNE         JULY
============================================================================  --------------------  -------------  ---------
                  941 TAX REFUNDS (1996)                                                                  9,873             -
                  MISCELLANEOUS                                                              15          16,834             -
                                                                                      ---------      ----------    ----------
                 TOTAL OTHER INCOME & EXPENSE                                         5,943,767         288,029       272,642
                                                                                      =========      ==========    ==========
    21         NON-OPERATING EXPENSES
             ==========================================================
                  PENALTIES & LATE FEES                                                      25               0             0
                  FRANCHISE TAXES                                                        66,650               -             0
                  ANNUAL REPORTS                                                              -           7,280             0
                  PROPERTY TAXES                                                        (14,870)              -             -
                                                                                      ---------      ----------    ----------
                 TOTAL OTHER NON OPERATING EXPENSES                                      51,805           7,280             -
                                                                                      =========      ==========    ==========

                              PAGE: 2 OF 2 PAGES

===================================================================================================================================

                                                                          Monthly Operating Report
    --------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                                                          ACCRUAL BASIS-3
     CASE NUMBER: 00-30748-RCM
    --------------------------------------------
                                                                      ****** AMOUNTS ARE UNAUDITED ******
                                               ------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                              JANUARY       FEBRUARY          MARCH           APRIL             MAY
     DISBURSEMENTS - UN AUDITED
   --------------------------------------------------------------------------------------------------------------------------------
       1    BEGINNING BALANCE                    47,747,118     47,747,118     49,389,301      49,086,692      48,612,065
    -------------------------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
    -------------------------------------------------------------------------------------------------------------------------------
       2    CASH SALES                                    -
    -------------------------------------------------------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
    -------------------------------------------------------------------------------------------------------------------------------
       3    PREPETITION                                   -
    -------------------------------------------------------------------------------------------------------------------------------
       4    POSTPETITION                                  -
    -------------------------------------------------------------------------------------------------------------------------------
       5    TOTAL OPERATING RECEIPTS                      -              -              -
    -------------------------------------------------------------------------------------------------------------------------------
     NON-OPERATING RECEIPTS
    -------------------------------------------------------------------------------------------------------------------------------
       6    LOANS & ADVANCES (ATTACH LIST)
    -------------------------------------------------------------------------------------------------------------------------------
       7    SALE OF ASSETS
    -------------------------------------------------------------------------------------------------------------------------------
       8    OTHER (ATTACH LIST)                           -      2,100,148        317,020         256,327         375,929
    -------------------------------------------------------------------------------------------------------------------------------
       9    TOTAL NON-OPERATING RECEIPTS                  -      2,100,148        317,020         256,327         375,929
    ===============================================================================================================================
      10    TOTAL RECEIPTS                                -      2,100,148        317,020         256,327         375,929
    ===============================================================================================================================
      11    TOTAL CASH AVAILABLE                 47,747,118     49,847,266     49,706,321      49,343,019      48,987,994
    -------------------------------------------------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
    -------------------------------------------------------------------------------------------------------------------------------
      12    NET PAYROLL                                   -        212,195        156,307         172,989         142,770
    -------------------------------------------------------------------------------------------------------------------------------
      13    PAYROLL TAXES PAID                            -        214,427         76,264          87,977          71,297
    -------------------------------------------------------------------------------------------------------------------------------
      14    SALES, USE & OTHER TAXES PAID                 -              -         73,448          53,141          87,626
    -------------------------------------------------------------------------------------------------------------------------------
      15    SECURED/ RENTAL/ LEASES (NOTE 1)              -              -              -               -               -
    -------------------------------------------------------------------------------------------------------------------------------
      16    UTILITIES                                     -            923         24,575          30,030          42,742
    -------------------------------------------------------------------------------------------------------------------------------
      17    INSURANCE                                     -          1,927         17,581          16,222          81,202
    -------------------------------------------------------------------------------------------------------------------------------
      18    INVENTORY PURCHASES                           -              -              -               -               -
    -------------------------------------------------------------------------------------------------------------------------------
      19    VEHICLE EXPENSE                               -              -              -               -               -
    -------------------------------------------------------------------------------------------------------------------------------
      20    TRAVEL                                        -          3,377          9,233           8,057           6,759
    -------------------------------------------------------------------------------------------------------------------------------
      21    ENTERTAINMENT - ONSITE MEALS                  -            764            340               -           1,167
    -------------------------------------------------------------------------------------------------------------------------------
      22    REPAIRS & MAINTENANCE                         -            456          5,479           2,604           9,071
    -------------------------------------------------------------------------------------------------------------------------------
      23    SUPPLIES                                      -          6,066          8,801          11,451          14,289
    -------------------------------------------------------------------------------------------------------------------------------
      24    ADVERTISING                                   -              -              -               -               -
    -------------------------------------------------------------------------------------------------------------------------------
      25    OTHER (ATTACH LIST)                           -         17,829        238,431         136,581         279,825
    -------------------------------------------------------------------------------------------------------------------------------
      26    TOTAL OPERATING DISBURSEMENTS                 - X      457,965        610,459         519,051         736,749
    -------------------------------------------------------------------------------------------------------------------------------
     REORGANIZATION FEES
    -------------------------------------------------------------------------------------------------------------------------------
      27    PROFESSIONAL FEES                             -              -              -         206,903         128,168
    -------------------------------------------------------------------------------------------------------------------------------
      28    U. S. TRUSTEE FEES                            -              -              -           5,000               -
    -------------------------------------------------------------------------------------------------------------------------------
      29    OTHER (ATTACH LIST)                           -              -          9,171               -               -
    -------------------------------------------------------------------------------------------------------------------------------
      30    TOTAL REORGANIZATION EXPENSES                 -              -          9,171         211,903         128,168
    -------------------------------------------------------------------------------------------------------------------------------
      31    TOTAL DISBURSEMENTS                           -        457,966        619,629         730,954         864,917
    -------------------------------------------------------------------------------------------------------------------------------
      32    NET CASH FLOW                                 -      1,642,183       (302,609)       (474,627)       (488,988)
    -------------------------------------------------------------------------------------------------------------------------------
      33    CASH - END OF MONTH                  47,747,118     49,389,301     49,086,692       48,612,065     48,123,077
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                                 JUNE           JULY          TOTAL
     DISBURSEMENTS - UN AUDITED
   --------------------------------------------------------------------------------------------------------------------------------
       1    BEGINNING BALANCE                    48,123,077     53,088,078     47,747,118
    -------------------------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
    -------------------------------------------------------------------------------------------------------------------------------
       2    CASH SALES                                                                  -
    -------------------------------------------------------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
    -------------------------------------------------------------------------------------------------------------------------------
       3    PREPETITION                                                                 -
    -------------------------------------------------------------------------------------------------------------------------------
       4    POSTPETITION                                                                -
    -------------------------------------------------------------------------------------------------------------------------------
       5    TOTAL OPERATING RECEIPTS                                                    -
    -------------------------------------------------------------------------------------------------------------------------------
     NON-OPERATING RECEIPTS
    -------------------------------------------------------------------------------------------------------------------------------
       6    LOANS & ADVANCES (ATTACH LIST)                                              -
    -------------------------------------------------------------------------------------------------------------------------------
       7    SALE OF ASSETS                                                              -
    -------------------------------------------------------------------------------------------------------------------------------
       8    OTHER (ATTACH LIST)                   5,828,607        559,317      9,437,348
    -------------------------------------------------------------------------------------------------------------------------------
       9    TOTAL NON-OPERATING RECEIPTS          5,828,607        559,317      9,437,348
    ===============================================================================================================================
      10    TOTAL RECEIPTS                        5,828,607        559,317      9,437,348
    ===============================================================================================================================
      11    TOTAL CASH AVAILABLE                 53,951,684     53,647,395     57,184,466
    -------------------------------------------------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
    -------------------------------------------------------------------------------------------------------------------------------
      12    NET PAYROLL                             143,995        376,443      1,204,699
    -------------------------------------------------------------------------------------------------------------------------------
      13    PAYROLL TAXES PAID                       76,379        146,688        673,032
    -------------------------------------------------------------------------------------------------------------------------------
      14    SALES, USE & OTHER TAXES PAID               330          4,485        219,030
    -------------------------------------------------------------------------------------------------------------------------------
      15    SECURED/ RENTAL/ LEASES (NOTE 1)              -              -
    -------------------------------------------------------------------------------------------------------------------------------
      16    UTILITIES                                26,622         39,947        164,839
    -------------------------------------------------------------------------------------------------------------------------------
      17    INSURANCE                                56,192          5,636        178,759
    -------------------------------------------------------------------------------------------------------------------------------
      18    INVENTORY PURCHASES                           -              -              -
    -------------------------------------------------------------------------------------------------------------------------------
      19    VEHICLE EXPENSE                               -              -              -
    -------------------------------------------------------------------------------------------------------------------------------
      20    TRAVEL                                   27,293          9,658         64,376
    -------------------------------------------------------------------------------------------------------------------------------
      21    ENTERTAINMENT - ONSITE MEALS              1,112            758          4,141
    -------------------------------------------------------------------------------------------------------------------------------
      22    REPAIRS & MAINTENANCE                    25,012         39,548         82,169
    -------------------------------------------------------------------------------------------------------------------------------
      23    SUPPLIES                                  9,003         12,637         62,247
    -------------------------------------------------------------------------------------------------------------------------------
      24    ADVERTISING                                   -              -              -
    -------------------------------------------------------------------------------------------------------------------------------
      25    OTHER (ATTACH LIST)                     250,971        178,576      1,102,214
    -------------------------------------------------------------------------------------------------------------------------------
      26    TOTAL OPERATING DISBURSEMENTS  -  X     616,908        814,376      3,755,507
    -------------------------------------------------------------------------------------------------------------------------------
     REORGANIZATION FEES
    -------------------------------------------------------------------------------------------------------------------------------
      27    PROFESSIONAL FEES                       246,697         90,712        672,481
    -------------------------------------------------------------------------------------------------------------------------------
      28    U. S. TRUSTEE FEES                            -          5,000         10,000
    -------------------------------------------------------------------------------------------------------------------------------
      29    OTHER (ATTACH LIST)                           -              -          9,171
    -------------------------------------------------------------------------------------------------------------------------------
      30    TOTAL REORGANIZATION EXPENSES           246,697         95,712         691,651
    -------------------------------------------------------------------------------------------------------------------------------
      31    TOTAL DISBURSEMENTS                     863,605        910,088       4,447,159
    -------------------------------------------------------------------------------------------------------------------------------
      32    NET CASH FLOW                         4,965,001       (350,771)      4,990,189
    -------------------------------------------------------------------------------------------------------------------------------
      33    CASH - END OF MONTH                  53,088,078     52,737,307      52,737,307
    -------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================


     NOTE 1: Amounts previously reported on this line have been reclassified to Other and included as Office and Storage Unit Rental on the detailed schedule. There are no capital leases or secured lease obligations.

                               PAGE: 1 OF 1 PAGES

------------------------------------------                                     DETAIL SCHEDULES
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                        ACCRUAL BASIS 3

CASE NUMBER: 00-30748-RCM                                                      MONTH:    JULY 2000
-------------------------------------------                                              ---------


 ITEM                                                    *** AMOUNTS ARE UNAUDITED ***

  NO                DESCRIPTION                      JAN       FEBRUARY     MARCH       APRIL        MAY        JUNE        JULY
=================================================================================       -----        ---        ----        ----
        NON OPERATING RECEIPTS
        ==========================================

   7    SALE OF ASSETS:
           EXCESS FURNITURE FROM THE DALLAS OFFICE                    -         -           -     20,000           -
                                                              ---------   -------     -------    -------   ---------
             SUB-TOTAL SALES OF ASSETS                                -         -           -     20,000           -
                                                              =========   =======     =======    =======   =========
   8    OTHER:

           COLLECTION ON RECEIVABLE                           1,682,317    47,462      10,516      8,544   5,508,721     240,112
           INTEREST INCOME                                            -   204,985     235,025    276,244     242,160     273,618
           D & O INSURANCE CLAIM REFUND                         350,000         -           -          -           -           -
           TAX REFUNDS                                           35,460         -           -          -      10,799      31,893
           COBRA PAYMENTS RECEIVED                               13,346    17,667       6,171      4,990      17,973       5,292
           REPAYMENT WORKING CAPITAL ADVANCE                     12,000         -           -          -           -           -
           SALE OF FURNITURE & FIXTURES (REMOTE OFCS)             6,654     3,275         500          -           -           -
           RETURNED CHECKS (see Note 1)                               -    41,521           -          -      20,385           -
           CLOSE BANK ACCOUNTS                                                                                13,434           -
           REFUND OF LEGAL RETAINER                                   -         -           -     66,051       4,011       1,447
           REIMBURSEMENT OF ADMIN EXPENSES                          371     2,111       4,115        100      11,125       6,955
                                                              ---------   -------     -------    -------   ---------     -------
                                                              2,100,148   317,020     256,327    355,929   5,828,607     559,317
                                                              =========   =======     =======    =======   =========     =======
        TOTAL NON OPERATING RECEIPTS                          2,100,148   317,020     256,327    375,929   5,828,607     559,317
                                                              ---------   -------     -------    -------   ---------     -------
Note 1  Returned checks are from former PRG
        employees (forwarding address unknown) for
        employee stock plan purchases. Funds were
        deposited into escrow account June 27,
        2000.                                                 X

  25    OTHER OPERATING DISBURSEMENTS
        ==========================================

           INVESTOR RELATIONS                                         -     3,500       4,130        379          -            -
           CONTRACT LABOR - OTHER                                 6,732    10,992      19,899      6,505       5,100       6,892
           PENALTIES & LATE FEES                                    108        65       1,038      4,285       7,384         183
           CONSULTING FEES                                        8,616   129,425      83,675    216,417     165,736     141,342
           OFFICE & STORAGE UNIT RENTAL                             350    93,108      25,610     51,319      55,558      28,090
           DATA PROCESSING SERVICES                                 623       906       1,707        624         928         719
           TRAINING                                                   -         -         522        297         450       1,350
           TAX SOFTWARE/SOFTWARE MAINTENACE                           -         -           -          -      15,815           -
           TAX LIABILITY - CURRENT PORTION                        1,400       435           -          -           -           -
                                                              ---------   -------     -------    -------   ---------     -------
           TOTAL OTHER OPERATING DISBURSEMENTS                   17,829   238,431     136,581    279,825     250,971     178,576
                                                              =========   =======     =======    =======   =========     =======
  29    OTHER REORGANIZATION FEES
        ==========================================

           ADVERTISING OF BANKRUPTCY IN WSJ & OTHER PUBS              -     5,669           -          -           -
           INVESTOR RELATIONS                                         -     3,500           -          -           -
                                                              ---------   -------     -------    -------   ---------
                                                                      -     9,169           -          -           -
                                                              =========   =======     =======    =======   =========

                               PAGE: 1 0F 1 PAGES

====================================================================================================================================
                                                                                            Monthly Operating Report
     ------------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                                            ACCRUAL BASIS-4
     CASE NUMBER: 00-30748-RCM
     ------------------------------------------------

             ********** ALL AMOUNTS ARE UNAUDITED **********
   ----------------------------------------------------------------------------------------------------------------------
                                       SCHEDULE
     ACCOUNTS RECEIVABLE AGING          AMOUNT     JANUARY    FEBRUARY   MARCH    APRIL      MAY       JUNE       JULY
   ----------------------------------------------------------------------------------------------------------------------
      1       0 - 60                         -
   ----------------------------------------------------------------------------------------------------------------------
      2      31 - 60                         -
   ----------------------------------------------------------------------------------------------------------------------
      3      61 - 90                         -
   ----------------------------------------------------------------------------------------------------------------------
      4      91 +                            -
   ======================================================================================================================
      5     TOTAL ACCOUNTS RECEIVABLE        -         -           -         -         -         -          -   -
   ----------------------------------------------------------------------------------------------------------------------
      6     AMOUNT CONSIDERED UNCORRECTABLE  -         -           -         -
   ======================================================================================================================
      7     ACCOUNTS RECEIVABLE (NET)        -         -           -         -         -         -          -   -
   =======================================================================================================================

   --------------------------------
     AGING OF POSTPETITION TAXES                     MONTH:      JULY 2000
                                                           -----------------------
     AND PAYABLES
   ==========================================================================================
     TAXES PAYABLE                       0 - 30 DAYS   31 - 60 DAYS    61 - 90 DAYS    TOTAL
   ==========================================================================================
      1     FEDERAL                          -                                            -
   ------------------------------------------------------------------------------------------
      2     STATE                            -                                            -
   ------------------------------------------------------------------------------------------
      3     LOCAL                            -                                            -
   ------------------------------------------------------------------------------------------
      4     OTHER (ATTACH LIST)                                                           -
   ==========================================================================================
      5     TOTAL TAXES PAYABLE                             -               -             -
   ==========================================================================================

   ==========================================================================================
      6     ACCOUNTS PAYABLE            44,418        267,129 (1)      99,095 (2)   410,643
   ==========================================================================================

        (1) In accordance with court order, unpaid liabilities to professionals (Jackson Walker liability of $112,510, and Hughes & Luce liability of $124,066, and Bell & Nunnelly liability of $25,6445) until approved for payment by court. Disputed invoice with MCI of $4,908
        (2) Unpaid liabilities to professionals (Andrews & Kurth liability of $92,426) until approved for payment by court. Disputed invoice with MCI $6,669.

   ---------------------------------
     STATUS OF POSTPETITION TAXES                    MONTH:          JULY 2000
                                                           -----------------------------
   ---------------------------------------------------------------------------------------------
                                               BEGINNING     AMOUNT                 ENDING TAX
     FEDERAL (ADP REPORTS ATTACHED)          TAX LIABILITY  WITHELD   AMOUNT PAID   LIABILITY
   ---------------------------------------------------------------------------------------------
      1     WITHHOLDING  **                              -   116,690     116,690         -
   ---------------------------------------------------------------------------------------------
      2     FICA-EMPLOYEE  **                            -  X 14,905      14,905         -
   ---------------------------------------------------------------------------------------------
      3     FICA-EMPLOYER  **                            -    14,905      14,905         -
   ---------------------------------------------------------------------------------------------
      4     UNEMPLOYMENT                                 -         -           -         -
   ---------------------------------------------------------------------------------------------
      5     INCOME                                       -         -           -         -
   ---------------------------------------------------------------------------------------------
      6     OTHER(ATTACH LIST)                           -         -           -         -
   =============================================================================================
      7     TOTAL FEDERAL TAXES                          -   146,500     146,500         -
   =============================================================================================
     STATE AND  LOCAL
   ---------------------------------------------------------------------------------------------
      8     WITHHOLDING                                  -       188         188         -
   ---------------------------------------------------------------------------------------------
      9     SALES                                        -                     -         -
   ---------------------------------------------------------------------------------------------
     10     EXCISE                                       -                     -         -
   ---------------------------------------------------------------------------------------------
     11     UNEMPLOYMENT (Note 1)                        -                     -         -
   ---------------------------------------------------------------------------------------------
     12     REAL PROPERTY                                -         -           -         -
   ---------------------------------------------------------------------------------------------
     13     PERSONAL PROPERTY                            -         -           -         -
   ---------------------------------------------------------------------------------------------
     14     OTHER (ATTACH LIST)                          -         -           -         -
   =============================================================================================
     15     TOTAL STATE & LOCAL                          -       188         188         -
   =============================================================================================
     16     TOTAL TAXES                                  -   146,688     146,688         -
   =============================================================================================

         * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
================================================================================

                                PAGE: 1 OF 1 PAGES

================================================================================

                                                       Monthly Operating Report
------------------------------------------------
   CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                         ACCRUAL BASIS-5
   CASE NUMBER: 00-30748-RCM
------------------------------------------------

     The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

               ********** ALL AMOUNTS ARE UNAUDITED **********

---------------------------------------
            BANK RECONCILIATIONS                                  MONTH:               JULY 2000
                                                                        ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
A.   BANK                                       SWBOT       SWBOT *     SWBOT *     SWBOT *     SWBOT *      COMERICA    *
---------------------------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER                             326003      300993       30100      301019      290084      1880647522         TOTAL
---------------------------------------------------------------------------------------------------------------------------
                                                            Eye Corp  PRG Georgia                Stock Plan
C.   PURPOSE (TYPE)                         OPERATING(1)    Proceeds   Proceeds    AOI Proceeds  Escrow(3)  TAX ESCROW
====================================================================================================================================
 1       BALANCE PER BANK STATEMENT          2,803,909        49,327      50,828      52,212        20,314     892,448     3,869,039
------------------------------------------------------------------------------------------------------------------------------------
 2       ADD: TOTAL DEPOSITS NOT CREDITED       68,985                                                                        68,985
------------------------------------------------------------------------------------------------------------------------------------
 3       SUBTRACT: OUTSTANDING CHECKS          274,181                                                                       274,181
------------------------------------------------------------------------------------------------------------------------------------
 4   (2) OTHER RECONCILING ITEMS                   120                                                                           120
------------------------------------------------------------------------------------------------------------------------------------

 5       MONTH END BALANCE PER BOOKS         2,598,833        49,327      50,828      52,212        20,314     892,448     3,663,963
------------------------------------------------------------------------------------------------------------------------------------
 6       NUMBER OF LAST CHECK WRITTEN             1948                                                           N/A
====================================================================================================================================

  * Escrow for potential tax payments resulting from the Ernst & Young review of IRS transcripts for Physicians Resource Group, Inc. and affiliated companies.

 (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.

 (2) Account Analysis Fee ($120) to be refunded in August 2000.

 (3) Escrow account for checks returned for former employees for stock plan purchases due to employees. Forwarding addresses are currently unknown, so funds were deposited June 27, 2000 into an escrow account.

------------------------------------------
            INVESTMENT ACCOUNTS                                   MONTH:               JULY 2000
                                                                        ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   DATE OF                                                                 CURRENT
     BANK ACCOUNT NAME AND NUMBER                 PURCHASE            TYPE OF INSTRUMENT                  PURCHASE PRICE     VALUE
------------------------------------------------------------------------------------------------------------------------------------
      7a    Southwest Bank of Texas               18-May-00          US Treasury Bill                       21,844,285    22,112,633
------------------------------------------------------------------------------------------------------------------------------------
      7b    Southwest Bank of Texas               30-Jun-00          US Treasury Bill                        2,999,564     3,012,531
------------------------------------------------------------------------------------------------------------------------------------
            Southwest Bank of Texas -
      8a    Investments for Eye Corp *            29-Jun-00          US FNMA                                 4,219,373     4,243,503
------------------------------------------------------------------------------------------------------------------------------------
            Southwest Bank of Texas -Investments
      8b    for PRG Georgia *                     29-Jun-00          US FNMA                                 3,511,411     3,531,493
------------------------------------------------------------------------------------------------------------------------------------
            Southwest Bank of Texas -Investments
      8c    for AOI *                             29-Jun-00          US FNMA                                15,923,750    16,014,817
------------------------------------------------------------------------------------------------------------------------------------
       9    Southwest Bank of Texas               21-Jan-00          Certificate of Deposit                    154,000       158,367
====================================================================================================================================
      10    TOTAL INVESTMENTS                                                                               48,652,383    49,073,344
====================================================================================================================================
------------------------------------------
               CASH
------------------------------------------------------------------------------------------------------------------------------------
      11    CURRENCY ON HAND                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
      12    TOTAL CASH - END OF MONTH                                                                                     52,737,307
------------------------------------------------------------------------------------------------------------------------------------

================================================================================

     NOTE: Physician's Resource Group, Inc. established escrow accounts for the following subsidiaries: EyeCorp, PRG Georgia, and AOI on June 29, 2000. Balances in the accounts represent the net proceeds received as a result of the sale of assets by these subsidiaies during 1999 and 2000. Amounts transferred to the escrow accounts have not be reduced by allocated corporate overhead.

                              PAGE: 1 OF 1 PAGES

================================================================================

                                                    Monthly Operating Report


  -----------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

     CASE NUMBER: 00-30748-RCM                               ACCRUAL BASIS-6
  -----------------------------------------------

                                                             MONTH:  JULY 2000
                                                                    -----------

                ********** ALL AMOUNTS ARE UNAUDITED **********

--------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                   INSIDERS
--------------------------------------------------------------------------------
                 NAME                    TYPE OF      AMOUNT       TOTAL PAID
                                         PAYMENT       PAID          TO DATE
--------------------------------------------------------------------------------
  1   LANE EDENBURN                      SALARY           14,583         87,500
--------------------------------------------------------------------------------
  2   KAREN NICOLAOU                     SALARY           11,667         70,000
--------------------------------------------------------------------------------
  3   MICHAEL YEARY                      SALARY           37,500        225,000
--------------------------------------------------------------------------------
      SUBTOTAL  (See Note 1)                              63,750        382,500
--------------------------------------------------------------------------------
  4   KAREN NICOLAOU (See Note 2)        BONUS            70,000         70,000
--------------------------------------------------------------------------------
  5   MICHAEL YEARY  (See Note 2)        BONUS           150,000        150,000
--------------------------------------------------------------------------------
  6   LANE EDENBURN (See Note 2)         BONUS            87,500         87,500
--------------------------------------------------------------------------------
  7   KAREN NICOLAOU                 EXP REIMBRMT          1,788          8,575
--------------------------------------------------------------------------------
  8   MICHAEL YEARY                  EXP REIMBRMT            886          6,741
--------------------------------------------------------------------------------
  9   LANE EDENBURN                  EXP REIMBRMT              -            991
====================================================----------------------------
 10   TOTAL PAYMENTS TO INSIDERS                         373,925        706,307
====================================================----------------------------
                                                               -

Note 1: Insiders Salary is reported on line 9, MOR-2. Expense reimbursements for insiders is included in line 11, MOR-2
Note 2:   Bonuses are paid in accordance with individual employee agreements.

------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------
                                     DATE OF COURT       AMOUNT       AMOUNT PAID        TOTAL PAID           TOTAL
                 NAME              ORDER AUTHORIZING    APPROVED                            DATE            INCURRED &
                                        PAYMENT                                                            UNPAID * (1)
------------------------------------------------------------------------------------------------------------------------
  1   ANDREWS & KURTH                            X                -                 -           165,865          931,297
------------------------------------------------------------------------------------------------------------------------
  2   JACKSON WALKER                                              -                 -           171,701          115,864
------------------------------------------------------------------------------------------------------------------------
  3   MANN FRANKFORT                                                                -                 -           30,000
------------------------------------------------------------------------------------------------------------------------
  4   QUANTUM INTERESTS                                      78,132            78,132           282,361                -
------------------------------------------------------------------------------------------------------------------------
  5   HUGHES & LUCE                                               -                 -            97,298          160,291
------------------------------------------------------------------------------------------------------------------------
  6   BELL & NUNNELLY                                        12,580            12,580            35,257           35,949
------------------------------------------------------------------------------------------------------------------------
  5          TOTAL PAYMENTS TO
               PROFESSIONALS                                 90,712            90,712           752,482        1,273,401
------------------------------------------------------------------------------------------------------------------------

     *    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.


-----------------------------------------------------------------------------
POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
-----------------------------------------------------------------------------
-------------
PAYMENTS
-------------

------------------------------------------------------------------------------
                                   SCHEDULED     AMOUNTS PAID     TOTAL UNPAID
                                    MONTHLY      DURING MONTH     POSTPETITION
           NAME OF CREDITOR       PAYMENTS DUE
------------------------------------------------------------------------------
  1
------------------------------------------------------------------------------
  2
------------------------------------------------------------------------------
  3
------------------------------------------------------------------------------
  4
------------------------------------------------------------------------------
  5
------------------------------------------------------------------------------
  6       TOTAL
------------------------------------------------------------------------------

================================================================================

PAGE:1 OF 1 PAGES

-------------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.              MONTHLY OPERATING REPORT

CASE NUMBER:   00-30748-RCM                             ACCRUAL BASIS - 7
-------------------------------------------------

-------------------------------------------------

                       QUESTIONNAIRE                                               MONTH:              July 2000
                                                                                                       ---------
--------------------------------------------------------------------------------------------------------------
                                                                                     YES             NO
--------------------------------------------------------------------------------------------------------------
  1  Have any assets been sold or transferred outside the normal
     course of business in this reporting period?                                                    X
--------------------------------------------------------------------------------------------------------------
  2  Have any funds been disbursed from any account other than
     a debtor in possession account?                                                                 X
--------------------------------------------------------------------------------------------------------------
  3  Are any postpetition receivables (accounts, notes or loans)
     due from related parties?                                                                       X
--------------------------------------------------------------------------------------------------------------
  4  Have any payments been made on prepetition liabilities this
     reporting period?                                                                               X
--------------------------------------------------------------------------------------------------------------
  5  Have any postpetition loans been received by the debtor
     from any party?                                                                                 X
--------------------------------------------------------------------------------------------------------------
  6  Are any postpetition payroll taxes past due?                                                    X
--------------------------------------------------------------------------------------------------------------
  7  Are any postpetition state or federal income taxes past due?                                    X
--------------------------------------------------------------------------------------------------------------
  8  Are any postpetition real estate taxes past due?                                                X
--------------------------------------------------------------------------------------------------------------
  9  Are any other postpetition taxes past due?                                                      X
--------------------------------------------------------------------------------------------------------------
  10 Are any amounts owed to postpetition creditors delinquent?                                      X
--------------------------------------------------------------------------------------------------------------
  11 Have any prepetition taxes been paid during the reporting period?                   X
--------------------------------------------------------------------------------------------------------------
  12 Are any wage payments past due.                                                                 X
--------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

In acccordance with court order, payment of one hundred thirty dollars and thirty-six cents ($130.36) was paid to Sharp Electronics for 1999 property taxes.


---------------------------------------------------------------------
                         INSURANCE
--------------------------------------------------------------------------------------------------------------
                                                                                     YES             NO
--------------------------------------------------------------------------------------------------------------
  1  Are workers compensation, general liability and other necessary                  X
     insurance coverages in effect?
--------------------------------------------------------------------------------------------------------------
  2  Are all premium payments paid current.                                           X
--------------------------------------------------------------------------------------------------------------
  3  Please itemized policies below.                                                 SCHEDULE ATTACHED
--------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                      TYPE OF POLICY                                                CARRIER       PERIOD             PAYMENT
                                                                                                                 -----------------
                                                                                                  COVERED        AMOUNT  FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
1 Property "all risk" except policy exclusions                                       Hartford    12/99 - 12/00   11,673   MNTHLY
-----------------------------------------------------------------------------------------------------------------------------------
2 Umbrella Liability excess of schedule of underlying insurance                   TIG Specialty  06/99 - 06/00   48,579   QTRLY
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

                              PAGE: 1 OF 1 PAGES

     ----------------------------------------------
     CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                                          RESPONSES TO QUESTIONNAIRE
     CASE NUMBER: 00-30748-RCM
                                                                                   MONTH:  JULY 2000
     ----------------------------------------------                                      ----------------
  QUESTIONNAIRE
==========================================================================================


  11         Prepetition taxes
          ================================================================================

                    Taxing Authority         Amount Paid            Description

          Sharp Electronics                       130.36    1999 Property Taxes

                                                 -------
          Total Paid                             $130.36
                                                 =======
  Insurance:
==========================================================================================

  2          Premiums paid currently.
          ======================================================================

          In accordance with the cash management orders, PRG instructed its bank not to honor checks presented after February 01, 2000 dated January 31, 2000 and prior. Included in these outstanding items were $12,200 in checks payable to AON Risk Services of Texas. AON is in the process of re-billing PRG and its subsidiaries. The accounts will be brought current as soon as new invoices are received. Corporate invoices are being paid currently, and PRG has not received notice of cancellation or potential cancellation.




                                                                               X

                              PAGE: 1 OF 1 PAGES

        -------------------------------------------------
        CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                                MONTHLY OPERATING REPORT

        CASE NUMBER: 00-30748-RCM                                                 SCHEDULE OF INSURANCE COVERAGE

        -------------------------------------------------
                                                                                         MONTH: JULY 2000
                                                                                               -----------------


                                                                                         POLICY PERIOD
                                                                                    ======================                LIMIT OF
                     TYPE OF COVERAGE                         CARRIER               INCEPTION   EXPIRATION   PREMIUM:     LIABILITY
   =================================================================================================================================
   1  Directors, Officers and Corporate Liability         National Union Fire Insur  20-Apr-00   20-Apr-01   $450,000    $10,000,000
           (One year extension of coverage)               Co of Pittsburgh, PA

   2  Directors, Officers and Corporate Liability         National Union Fire Insur  20-Apr-01   20-Apr-07   $450,000    $10,000,000
        (Six year run off.)                               Co of Pittsburgh, PA

   3  Commercial Crime                                    National Union Fire Insur  20-Apr-00   20-Apr-01   $ 17,365    $ 5,000,000
                                                          Co of Pittsburgh, PA

   4  Workers Compensation - Standard forms; Extended B1  Hartford Insurance Co/     31-Dec-99   31-Dec-00   $ 28,259    $ 1,000,000
      Form endorsement where applicable                   Hartford Mid West Insur

   5  Auto Standard Forms & Broad Form Auto Endorseme     Hartford Insurance Co      31-Dec-99   31-Dec-00   $  2,300    $ 1,000,000

   6  Property                                            Hartford Insurance Co      31-Dec-99   31-Dec-00   $140,073    $43,835,755

   7  Umbrella Liability                                  TIG Specialty Insurance    01-Jun-00   01-Jun-01   $ 50,000    $10,000,000

      Healthcare Professional Liability & Managed Care E
   8  & O                                                 TIG Specialty Insurance    01-Jun-00   01-Jun-01   $ 11,240    $ 3,000,000





                                                                                               X




                              PAGE: 1 OF 1 PAGES